UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 1, 2006

                           BOWL AMERICA INCORPORATED
               _________________________________________________
               (Exact Name of Registrant as Specified in Charter)



     Maryland                        1-7829                     54-0646173
 ____________________________________________________________________________
(State or Other Jurisdiction)  (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)



                6446 Edsall Road , Alexandria, VA           22312
         __________________________________________________________
            (Address of Principal Executive Office)      (Zip Code)

Registrant's telephone number, including area code:  (703) 941-6300

                            Not Applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement.

        On December 6, 2005, the Board of Directors of Bowl America Incorporated (the "Company") authorized management to enter into an oral agreement with Irvin Clark, General Manager of the Company, extending his employment agreement, which expired on December 31, 2005, for a one-year period with an increase in his annual salary from $170,000 to $180,000. The effective date of the oral agreement was January 1, 2006.

                                SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BOWL AMERICA INCORPORATED
                                             (Registrant)




Dated:  January 10, 2006               By: Leslie H. Goldberg
                                       President and Chief Executive Officer